RECEIPT FOR INVESTMENT AND PURCHASE AGREEMENT

1. This Receipt for Investment and Purchase Agreement ("Agreement") is made between Tim Cooksey Oil, LLC ("The Assignor"), a corporation organized under the laws of the State of Illinois and having an address at 19000 Prior Road, Thompsonville, IL, 26890 and Future Energy Corp., a corporation organized under the laws of the State of Nevada and having an address at 840 – 23rd Street, St. George de Beauce, Quebec, Canada by its President, George Paquet ("The Assignee")

2. The Assignee agrees to purchase a 1.57% working interest in the Charles Prior Lease for the Purchase Price of Twenty Five Thousand Dollars ($25,000.00), (the "Purchase Price") under the terms of this Agreement.

3. Purchase Price. The Assignee shall pay and satisfy the purchase price (the "Purchase Price") of US$25,000 to the Assignor on Closing.

4. The "Closing Date" shall be July 25, 2010. The completion of the Assignment of the Asset from the Assignor to the Assignee and the completion of the other ancillary transactions set out herein in accordance with the terms of this Agreement (the "Closing") shall take place at 10:00 a.m. (Vancouver time) on the Closing Date at the offices of the Assignee at the above address, or at such other time and/or place as the Parties mutually agree.

5. The working interest to be purchased shall be in the Charles Prior Lease ("The Lease", See Appendix A), consisting of a 1.57% working interest in two new wells. Charles Prior Lease wells identified as Charles Prior #1A and #2A, 80 Acres operator Tim Cooksey, operator number, 3964 Tim Cooksey Oil, LLC located on the following described lands ("The Asset"):

   (a) West Half of the Southwest Quarter of Section 8, Franklin County, Illinois (W ½ of SW ¼ Sec. 8 T7S, R4E)

   (b) The lease net revenue interest in the Charles Prior #1A and #2A is 80%, and the net revenue interest, resulting in a NRI for the The Assignee in the wells as follows:

6. Lease Name / Wells Charles Prior lease #1A and #2A. Assignments are filed in the Franklin County Court House upon well completion. Tim Cooksey promises to file said assignments and issue Division Orders for said wells.

7. The authorized work includes drilling, testing and completion of two wells on the Charles Prior Lease to a total depth of 3,800 +/- to check the Rosiclare Sandstone and Salem formations, for Hydro Carbons to be abstracted and sold.

T. C.

8. The Assignee represents that The Assignee is a sophisticated oil and gas investor. The Assignee is willing and able to purchase a 1.57% working interest in the above two wells, and that The Assignee has a substantial net worth far in excess of the investment and there was NO general solicitation advertising to the The Assignee.

9. Assignor represents and covenants that:

   (a) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; and

   (b) Assignor has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignor and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

   (c) The further representations and warranties in Appendix B are true to the best of its knowledge

10. Representations of Assignee. The Assignee hereby represents and covenants that:

   (a) the Assignee is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and

   (b) the Assignee has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignee and to perform its obligations hereunder and to consummate the transactions contemplated hereby.

11. The purchase price shall be allocated as follows:

12. For a 1.57% working interest in the Charles Prior Lease / Wells #1A and #2A ("The Asset") – Sum: Twenty Five Thousand Dollars ($25,000.00).

13. The Assignee acknowledges there is a limited market for re-sale of such oil and gas interests, and that investments in oil and gas are inherently risky, and that there are no guarantees or promises of the return or timing of the return on the investment.

14. The Assignee acknowledges that The Assignee has personally talked with the operator of the Charles Prior Lease, that the operator has answered all questions and information sought by the The Assignee, and that the operator has fully disclosed all material facts known to the The Assignee.

15. The Assignee agrees that The Asset being purchased is located in Franklin County, Illinois, and that the laws of the State of Illinois shall apply to any issue relating to this agreement. All parties waive any right to trial by jury. The Circuit Court of Franklin

T. C.

County, Illinois, shall be the exclusive forum for determining any rights or liabilities in connection with this Agreement or any issue in the transaction.

The Assignee: Future Energy Corp.

Signature: ______________________

Printed Name: George Piquet, President

Address: 840 23rd St.

St. Georges de Beauce, Qc

Canada G5Y 4N6

Date: 7-29-10

Tim Cooksey Oil, LLC

____

Tim Cooksey

Date 7-26-10

Appendix A - **Insert Lease documents and permits here**

EVAN

EVANSVILLE, IN 47714
(812) 477-0308

OIL AND GAS LEASE

THIS AGREEMENT made this 20th day of MAY, 2010 between

Charles & Mary Prior

herein called lessor (whether one or more), and Tim Cooksey Oil LLC

1. Lessor, in consideration of $10.00 TEN dollars ... [illegible] ... the following described land in FRANKLIN County, ILLINOIS

W1/2 SW1/4 SEC. 8 T7S R4E

(80A M/L)

County of Franklin
Document No. 2010-2293
Filed for record

MAY 21 2010

at 1:55 o'clock P. M.
Fee paid $ 49.00
RHSP Surcharge $ 10.00
[illegible]
County Clerk & Recorder

and containing 80 acres, more or less ... [illegible]

2. Subject to the other provisions herein contained, this lease shall remain in force for a term of 2 YEARS from this date (called "primary term") and as long thereafter as ... [illegible]

3. [illegible]

4. [illegible]

5. [illegible]

6. [illegible]

7. [illegible]

8. [illegible]

9. [illegible]

10. [illegible]

"OFFICIAL SEAL"

T.C.

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

Office of Mines and Minerals

Division of Oil and Gas
(217) 557-6379

One Natural Resources Way
Springfield, Illinois 62702-1271

OG-10 PERMIT APPLICATION TO DRILL, DEEPEN, OR CONVERT A WELL

PURPOSE OF WELL

☒ OIL PRODUCTION ☐ GAS PRODUCTION ☐ WATER SUPPLY ☐ GAS STORAGE ☐ OBSERVATION ☐ SERVICE WELL

WELL IS TO BE KNOWN AS Charles Prior #2A

ELEVATION OF GROUND LEVEL AT WELL LOCATION IS 439.5 FT

LOCATION OF WELL

Ft. North OR 990 Ft. South; AND 330 Ft. East; OR ____ Ft. West OF THE NW CORNER OF THE ____ QUARTER OF THE NW QUARTER OF THE SW QUARTER OF SECTION 8, TOWNSHIP 7 (SOUTH) RANGE 4 (EAST) OF THE 3RD PRINCIPAL MERIDIAN FRANKLIN COUNTY.

OUTLINE YOUR LEASE AND DRILLING UNIT BOUNDARIES BELOW, AND SPOT THE WELL LOCATION AND ALL OFFSET WELLS.
IF THIS IS A COMMUNITIZED DRILLING UNIT, SHOW BELOW OR PLAT THE ACREAGE COMMUNITIZED. ALSO FURNISH A COPY OF EITHER THE COMMUNITIZATION AGREEMENT OR THE INTEGRATION ORDER ISSUED BY THE DEPARTMENT CREATING THE DRILLING UNIT. IF WELL IS LOCATED WITHIN A UNITIZED AREA, CREATED FOR THE PURPOSE OF AN ENHANCED OIL RECOVERY PROJECT, SHOW NEAREST UNIT BOUNDARY LINES.



N W
N E
8
990'
330'
S W
S E

SCALE 6" EQUALS 1 MILE; SMALLEST SQUARES ARE 660' x 660' AND CONTAIN 10 ACRES.

I HEREBY CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE LOCATION AND ELEVATION OF THE ABOVE DESCRIBED WELL, FIXED AS THE RESULT OF AN INSTRUMENT SURVEY MADE BY ME IN COMPLIANCE WITH THE ILLINOIS OIL AND GAS ACT, IS TRUE AND CORRECT, AND I HAVE SET A STAKE AT THE EXACT LOCATION DESIGNATED ABOVE.

MICHAEL L. GILL PROFESSIONAL LAND SURVEYOR 2228 STATE OF ILLINOIS

Michael L. Gill
SIGNATURE OF REGISTERED ILLINOIS LAND SURVEYOR OR REGISTERED ILLINOIS PROFESSIONAL ENGINEER

323 W 3rd Street, PO Box 160
STREET ADDRESS

Mt. Carmel, IL 62863
CITY STATE

IL 492-0310

T.C.

ILLINOIS DEPARTMENT OF NATURAL RESOURCES

Office of Mines and Minerals

Division of Oil and Gas
(217) 557-6379

One Natural Resources Way
Springfield, Illinois 62702-1271

OG-10 PERMIT APPLICATION TO DRILL, DEEPEN, OR CONVERT A WELL

PURPOSE OF WELL

☒ OIL PRODUCTION ☐ GAS PRODUCTION ☐ WATER SUPPLY ☐ GAS STORAGE ☐ OBSERVATION ☐ SERVICE WELL

WELL IS TO BE KNOWN AS Charles Price #1A

ELEVATION OF GROUND LEVEL AT WELL LOCATION IS 423.4 FT

LOCATION OF WELL

_____ Ft. North; OR 330 Ft. South; AND 330 Ft. East; OR _____ Ft. West OF THE NW CORNER OF THE _____ QUARTER OF THE NW QUARTER OF THE SW QUARTER OF SECTION 8, TOWNSHIP 7 (SOUTH) _____ RANGE 4 (EAST) OF THE 3RD PRINCIPAL MERIDIAN FRANKLIN COUNTY.

OUTLINE YOUR LEASE AND DRILLING UNIT BOUNDARIES BELOW, AND SPOT THE WELL LOCATION AND ALL OTHER WELLS.

IF THIS IS A CONSOLIDATED DRILLING UNIT, SHOW BELOW ON PLAT THE ACREAGE CONSOLIDATED. ALSO FURNISH A COPY OF EITHER THE COMMUNITIZATION AGREEMENT OR THE INTEGRATION ORDER ISSUED BY THE DEPARTMENT CREATING THE DRILLING UNIT. IF WELL IS LOCATED WITHIN A UNITIZED AREA CREATED FOR THE PURPOSE OF AN ENHANCED OIL RECOVERY PROJECT, SHOW NEAREST UNIT BOUNDARY LINES.



N W
N E
8
330'
330'
S W
S E

MICHAEL L. GILL
PROFESSIONAL LAND SURVEYOR
2223
STATE OF ILLINOIS

SCALE 6" EQUALS 1 MILE; SMALLEST SQUARES ARE 660' x 660' AND CONTAIN 10 ACRES.

I HEREBY CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE LOCATION AND ELEVATION OF THE ABOVE DESCRIBED WELL, FIXED AS THE RESULT OF AN INSTRUMENT SURVEY MADE BY ME IN COMPLIANCE WITH THE ILLINOIS OIL AND GAS ACT, IS TRUE AND CORRECT, AND I HAVE SET A STAKE AT THE EXACT LOCATION DESIGNATED ABOVE.

Michael L. Gill
SIGNATURE OF REGISTERED ILLINOIS LAND SURVEYOR OR REGISTERED ILLINOIS PROFESSIONAL ENGINEER

113 W 3rd Street, PO Box 160
STREET ADDRESS

Mt. Carmel, IL 62863
CITY STATE

IL 4134210

T.C.

Representations of Assignor. The Assignor hereby represents and covenants that:

(a) the Assignor has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement to be signed by the Assignor and to perform its obligations hereunder and to consummate the transactions contemplated hereby;

(b) none of the execution, delivery and performance of this Agreement, or the consummation of the Assignment will conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any material obligation contained in or the loss of any material benefit under, or result in the creation of any material lien, claim, security interest, charge or encumbrance upon the Asset;

(c) the Assignor's title to the Asset as of the Closing shall be Defensible Title as defined below and the conveyance of title to the Asset shall be without warranty of title other than against the claims of third parties claiming the same or any part thereof by, through and under the Assignor. As used in this Agreement, the terms "Defensible Title" shall mean as to the Asset:

(i) is filed of record and free from reasonable doubt such that a prudent person engaged in the business of the ownership, development and operation of producing oil and gas properties, with knowledge of all the facts and their legal effect, would be willing to accept the same; and

(ii) is free and clear of all liens, encumbrances, obligations or defects which are of record prior to Closing; and

(iii) that such Asset is free and clear of all liens, encumbrances, obligations or defects;

(d) To the actual knowledge of the Assignor, there are no claims, actions, suits or proceedings pending or threatened against the Assignor which, if determined adversely to Assignor, would have a material adverse affect on the Assets or which would materially and adversely affect the Assignor's ability to perform its obligations under this Agreement;

(e) To the actual knowledge of the Assignor, all material ad valorem, production, severance, excise, and similar taxes and assessments based upon or measured by the ownership of or the production of hydrocarbons from the Asset which have become due and payable have been properly paid or are being challenged in good faith by the Assignor, all applicable tax returns have been filed, and the Assignor knows of no claim by any applicable taxing authority against the Assignor in connection with the payment of such taxes;

T.C.

(f) All required notices in respect of consents to assignment relating to the Assignment of the Assets as contemplated in this Agreement shall be prepared by the Assignee for execution by the Assignor on forms customarily used in the industry and shall be furnished to the Assignee at Closing. The Assignor shall use its best efforts to cause such consents to be obtained and delivered on or before Closing. The Assignor shall cooperate with the Assignee in seeking to obtain such consents and preferential rights;

(g) To the actual knowledge of the Assignor:

(i) the Asset is in compliance in all material respects with all Environmental Laws (as defined herein) and all orders or requirements of any court or federal, state, or local governmental authority, and possess and are in compliance with all required permits, licenses, or similar authorizations;

(ii) the Asset and related operations are not subject to any existing or threatened suit, investigation, or proceeding related to any obligation under any applicable environmental laws; and

(iii) there is no liability (contingent or otherwise) in connection with the release or threatened release into the environment of any Hazardous Substance (as defined below) as a result of or in connection with such Assets or the operations related thereto.

As used in this Agreement, the term "Environmental Laws" shall mean any and all laws, regulations, ordinances and judicial interpretations pertaining the prevention, abatement or elimination of pollution or to the protection of public health or the environment that are in effect in all jurisdictions in which any of the Assets or related operations are located or conducted, including, without limitation, the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Resource Conservation and Recovery Act, the Clean Water Act, the Safe Drinking Water Act, the Toxic Substance Control Act, the Hazardous Materials Act and the Clean Air Act and the term "Hazardous Substance" shall have the meaning described under Section 101 of CERCLA at 42 U.S.C. Section 9601(14), except that it shall also include petroleum, natural gas, natural gas liquids, nitrous oxide, carbon monoxide and sulphur oxide;

(h) To the actual knowledge of the Assignor, the Lease is in full force and effect and are valid and existing documents covering the entire estates which they purport to cover; all royalties, rentals and other payments due under the Lease which is the responsibility of the Assignor to pay have been fully, properly and timely paid; no party to the Lease is in breach of any provision thereof; no such breach has been alleged by any lessor; and

T. C.

(i) To the Assignor's knowledge, the Assignor has all material governmental licenses and permits necessary or appropriate to proceed with drilling the wells contemplated, and the current operator of record has all the requisite licenses and permits to operate and that they are in full force and effect.

T. G